                                                                   Exhibit 24.01


         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert J. New his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 26, 1998                              /s/ ROY L. BURGER
                                                    --------------------
                                                    Roy L. Burger

         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert J. New his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 26, 1998                            /s/ STUART L. CAUFF
                                                  ----------------------
                                                  Stuart L. Cauff

         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert J. New his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 26, 1998                        /s/ RICHARD C. EMERY
                                              -----------------------
                                              Richard C. Emery

         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert J. New his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 27, 1998                             /s/ THEODORE J. ROGENSKI
                                                   ---------------------------
                                                   Theodore J. Rogenski

         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert J. New his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all such other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 27, 1998                             /s/ ROBERT W. VANHELLEMONT
                                                   -----------------------------
                                                   Robert W. VanHellemont

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints C. Deryl Couch his true and lawful attorney-in-fact to:

                  (1) execute for and on behalf of the undersigned Post-Effective Amendment No. 2 to Registration Statement No. 333-53779 on Form S-1;

                  (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such form with the United States Securities and Exchange Commission and any other authority;

                  (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of August, 1998.

                                      /s/ ROBERT F. KOPP
                                      ----------------------------------------
                                      Signature

                                      ROBERT F. KOPP
                                      ----------------------------------------
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